UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 29, 2015

Joe’s Jeans Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-18926	11-2928178
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2340 South Eastern Avenue, Commerce, California	90040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  323-837-3700

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01           Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed on September 17, 2015, on September 11, 2015, Joe’s Jeans Inc., a Delaware corporation (the “Company”), Hudson Clothing, LLC, a wholly-owned subsidiary of the Company (“Hudson” or the “Borrower”), as “Administrative Borrower”, and certain of the Company’s subsidiaries party thereto, as “Guarantors”, entered into the Amended and Restated Revolving Credit Agreement (the “A&R Revolving Credit Agreement”) with The CIT Group/Commercial Services, Inc., as administrative agent and collateral agent (“CIT”), and the lenders party thereto. Among other things, the A&R Revolving Credit Agreement (i) amended and restated the Revolving Credit Agreement, dated as of September 30, 2013 (as amended by (a) Omnibus Amendment No. 1 to Revolving Credit Agreement and Guarantee and Collateral Agreement, dated as of December 20, 2013,  (b) Amendment No. 2 to Revolving Credit Agreement, dated as of April 23, 2015, and (c) the CIT Forbearance Agreement (as defined below), by and among Hudson and Joe’s Jeans Subsidiary Inc., as borrowers, the Company and certain subsidiaries of the Company party thereto, as guarantors, CIT, and the lenders party thereto, and (ii) waived the “Existing Defaults” and “Forbearance Defaults” (each as defined under the Forbearance and Amendment No. 3 to Revolving Credit Agreement, dated June 26, 2015, between the Company and CIT (the “CIT Forbearance Agreement”)) and certain other defaults.

The A&R Revolving Credit Agreement provides for a revolving credit facility (the “Revolving Facility”) with up to $10,000,000 of lender commitments (the “Revolving Commitment”).  All unpaid loans under the Revolving Facility were set to mature on December 31, 2015.  In connection therewith, the Company entered into Amendment No. 1 to Revolving Credit Agreement, dated as of December 29, 2015  (“Amendment No. 1”), which provides for a maturity date under the A&R Revolving Credit Agreement of February 8, 2016 or any earlier date that the Revolving Commitment is paid in full or otherwise terminated.

The foregoing description of the A&R Revolving Credit Agreement and Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Revolving Credit Agreement and Amendment No. 1 filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

ITEM 2.03           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions of the A&R Revolving Credit Agreement and Amendment No. 1 set forth above in Item 1.01 of this Current Report on Form 8-K and in the Company’s Current Report on Form 8-K filed on September 17, 2015 are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1

Amended and Restated Revolving Credit Agreement, dated as of September 11, 2015, by and among Hudson Clothing, LLC, Joe’s Jeans Inc. and certain of its subsidiaries party thereto, each as a Borrower or Guarantor, each of the lenders party thereto and The CIT Group/Commercial Services, Inc., as administrative and collateral agent (incorporated by reference to Exhibit 10.1 to Joe’s Jeans Inc.’s Current Report on Form 8-K filed on September 17, 2015, File No. 000-18926).

10.2

Amendment No. 1 to Revolving Credit Agreement, dated as of December 29, 2015, by and among Hudson Clothing, LLC, Joe’s Jeans Inc. and certain of its subsidiaries party thereto, each as a Borrower or Guarantor, each of the lenders party thereto and The CIT Group/Commercial Services, Inc., as administrative and collateral agent (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Joe’s Jeans Inc.

December 30, 2015	By:	/s/ Samuel J. Furrow
Name: Samuel J. Furrow
Title: Interim Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amended and Restated Revolving Credit Agreement, dated as of September 11, 2015, by and among Hudson Clothing, LLC, Joe’s Jeans Inc. and certain of its subsidiaries party thereto, each as a Borrower or Guarantor, each of the lenders party thereto and The CIT Group/Commercial Services, Inc., as administrative and collateral agent (incorporated by reference to Exhibit 10.1 to Joe’s Jeans Inc.’s Current Report on Form 8-K filed on September 17, 2015, File No. 000-18926).

10.2

Amendment No. 1 to Revolving Credit Agreement, dated as of December 29, 2015, by and among Hudson Clothing, LLC, Joe’s Jeans Inc. and certain of its subsidiaries party thereto, each as a Borrower or Guarantor, each of the lenders party thereto and The CIT Group/Commercial Services, Inc., as administrative and collateral agent (filed herewith).